UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported): OCTOBER 4, 2005


                          ADC TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-1424                   41-0743912
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

              13625 Technology Drive, Eden Prairie, Minnesota 55344 (Address of principal executive offices, including zip code)

                                 (952) 938-8080
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On October 4, 2005, ADC Telecommunications, Inc. issued a press release updating its financial outlook for our 4th fiscal quarter ending October 31, 2005 and announcing what we expect to be a temporary reduction of approximately 400 manufacturing jobs. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits.

           Exhibit 99.1:   Press Release dated October 4, 2005.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ADC TELECOMMUNICATIONS, INC.
                                  (Registrant)



Date:  October 4, 2005            By: /s/ Gokul V. Hemmady
                                      --------------------------------
                                      Gokul V. Hemmady
                                      Vice President and Chief Financial Officer

                          ADC TELECOMMUNCIATIONS, INC.
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------

   99.1            Press Release dated October 4, 2005